KAR Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—94.5%
Communication Services—21.0%
Auto Trader Group plc	58,074,329	$457,401
Autohome, Inc. ADR(1)	4,407,435	352,639
Rightmove plc	40,235,150	337,682
		1,147,722

Consumer Discretionary—8.8%
Fox Factory Holding Corp.(1)	3,832,978	266,660
Ollie’s Bargain Outlet Holdings, Inc.(1)	3,270,757	213,613
		480,273

Consumer Staples—5.3%
Chefs’ Warehouse, Inc. (The)(1)	2,808,023	107,014
Grocery Outlet Holding Corp.(1)	3,661,660	118,821
PriceSmart, Inc.	863,298	61,311
		287,146

Financials—16.3%
FactSet Research Systems, Inc.	579,650	155,520
Goosehead Insurance, Inc. Class A(2)	1,205,700	51,122
Interactive Brokers Group, Inc. Class A	3,753,516	174,988
MarketAxess Holdings, Inc.	609,800	231,181
Morningstar, Inc.	1,440,828	218,012
Oportun Financial Corp.(1)(2)	2,635,930	62,735
		893,558

Health Care—5.6%
Mesa Laboratories, Inc.	85,353	21,287
National Research Corp.	2,359,518	155,586
U.S. Physical Therapy, Inc.	1,125,000	128,644
		305,517

Industrials—13.4%
AAON, Inc.	4,009,400	198,105
HEICO Corp. Class A	1,824,812	163,375
Old Dominion Freight Line, Inc.	1,455,500	276,225
Omega Flex, Inc.	908,755	97,500
		735,205

Information Technology—24.1%
ANSYS, Inc.(1)	615,300	158,384
Aspen Technology, Inc.(1)	1,860,700	225,015
Avalara, Inc.(1)	1,900,000	139,175
Blackline, Inc.(1)	3,134,403	161,610
DocuSign, Inc.(1)	3,167,563	234,748
NVE Corp.	483,690	34,536
Paycom Software, Inc.(1)	1,377,800	364,786
		1,318,254

Total Common Stocks (Identified Cost $3,318,609)		5,167,675

Total Long-Term Investments—94.5% (Identified Cost $3,318,609)		5,167,675

	Shares	Value

Short-Term Investment—3.2%
Money Market Mutual Fund—3.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(3)	171,958,665	$171,959
Total Short-Term Investment (Identified Cost $171,959)		171,959

Securities Lending Collateral—0.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.512%)(3)(4)	9,933,501	9,934
Total Securities Lending Collateral (Identified Cost $9,934)		9,934

TOTAL INVESTMENTS—97.9% (Identified Cost $3,500,502)		$5,349,568
Other assets and liabilities, net—2.1%		116,463
NET ASSETS—100.0%		$5,466,031

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings†
United States	78%
United Kingdom	15
China	7
Total	100%
† % of total investments as of December 31, 2019.
The following table summarizes the market value of the Fund’s investments as of December 31, 2019, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$5,167,675	$5,167,675
Securities Lending Collateral	9,934	9,934
Money Market Mutual Fund	171,959	171,959
Total Investments	$5,349,568	$5,349,568
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2019.
There were no transfers into or out of Level 3 related to securities held at December 31, 2019.
See Notes to Schedule of Investments

KAR SMALL-CAP GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2019
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depository Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Other information regarding each Fund is available in the Fund’s most recent Report to Shareholders.
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